SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           27-Aug-01

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

(Exact name of registrant as specified in its charter)


Delaware             333-56240                13-3633241
(State or Other      (Commission              (I.R.S. Employer
Jurisdiction         File Number)             Identification No.)
of Incorporation)


        245 Park Avenue
        New York, New York                       10167
        (Address of Principal                  (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code        (212) 272-2000


Item 5. Other Events.

On          27-Aug-01a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
            27-Aug-01The Monthly Report is filed pursuant to and
        in accordance with (1) numerous no-action letters (2) current Commission policy in the area.






A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.      Item 1: Legal Proceedings:            NONE

D.      Item 2: Changes in Securities:        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

        Beginning
Class   Balance      Principal    Interest
I-A     133,394,600  2,282,792    723,899
II-A    25,640,100   19,498       140,369
XP      100          0            1
III-A-1 225,000,000  742,460      773,438
S       225,000,000  NA           446,803
III-A-2 121,236,100  400,057      657,498
X-1     523,597,054  NA           136,105
X-2     523,597,054  NA           17,453
B-1     6,545,000    4,919        35,518
B-2     4,974,200    3,739        26,994
B-3     2,879,700    2,164        15,628
B-4     1,309,000    984          7,104
B-5     1,309,000    984          7,104
B-6     1,309,154    984          7,105
R-I     50           50           0
R-II    50           50           0

        Principal    Remaining
Class   Loss         Balance
I-A     0.00         131,111,808
II-A    0.00         25,620,602
XP      0.00         100
III-A-1 0.00         224,257,540
S       0.00         224,257,540
III-A-2 0.00         120,836,043
X-1     0.00         520,138,373
X-2     0.00         520,138,373
B-1     0.00         6,540,081
B-2     0.00         4,970,461
B-3     0.00         2,877,536
B-4     0.00         1,308,016
B-5     0.00         1,308,016
B-6     0.00         1,308,170
R-I     0.00         0
R-II    0.00         0

          Beginning
        Current Prin  Principal
Class   Amount       Distribution
I-A     1,000.00     17.11
II-A    1,000.00     0.76
XP      1,000.00     0.00
III-A-1 1,000.00     3.30
S       1,000.00     NA
III-A-2 1,000.00     3.30
X-1     1,000.00     NA
X-2     1,000.00     NA
B-1     1,000.00     0.75
B-2     1,000.00     0.75
B-3     1,000.00     0.75
B-4     1,000.00     0.75
B-5     1,000.00     0.75
B-6     1,000.00     0.75

R-I     1,000.00     1,000.00
R-II    1,000.00     1,000.00

                     Remaining
 Class  Interest     Balance
  I-A   5.43         982.89
  II-A  5.47         999.24
   XP   5.50         1,000.00
III-A-1 3.44         996.70
   S    1.99         996.70
III-A-2 5.42         996.70
  X-1   0.26         993.39
  X-2   0.03         993.39
  B-1   5.43         999.25
  B-2   5.43         999.25
  B-3   5.43         999.25
  B-4   5.43         999.25
  B-5   5.43         999.25
  B-6   5.43         999.25

  R-I   5.40         0.00
  R-II  5.40         0.00

                     Group 1      Group 2     Group 3

Sch Bal              138,232,931  26,570,156  358,793,967
Sch Prin             104,493      20,205      268,852
PrePay               2,182,056    0           883,075
Liq Proc             0            0           0
Ins Proc             0            0           0
Tot. Prin            2,286,549    20,205      1,151,927

Real. Loss           0            0           0
Agg. Real. Loss      0            0           0
Avg. Loss Sev.       0            0           0
End Bal              135,946,382  26,549,952  357,642,039
 net of REO          135,946,382  26,549,952  357,642,039
# of Loans           402          32          951

Gross Int            855,887      164,531     2,246,890
Radian Fe            26,032       4,059       69,245
Loss Adv.            1,152        221         2,990
Serv. Fee            44,795       8,303       115,493
LPMI Fee             0            0           0
Net Inet             783,908      151,948     2,059,163

PPIS                 2,881        0           3,860
Comp Int             2,881        0           3,860
Net PPIS             0            0           0

Net Serv fee         41,914       8,303       111,633

Ppay Pen.            0            0           0

Tot Coll:            3,070,457    172,153     3,211,090

viii)  Advances (Based on payments made through the Determination Date)
Current              730,583      156,539     1,786,947
Agg. Outst.          730,583      156,539     1,786,947

x)  Mortgage Loans which incurred a Realized Loss during the Prepayment Period


xvi)  Book Value of REO Propertys


xvii)  Realized Losses allocated to Certificates
Class   Current LosseAggregate Losses
B-1     0.00         0.00
B-2     0.00         0.00
B-3     0.00         0.00
B-4     0.00         0.00
B-5     0.00         0.00
B-6     0.00         0.00

xxi)  Supplemental PMCurrent      Aggregate
Claims PCount        0.00         0.00
        Principal Bal0.00         0.00
Claims SCount        0.00         0.00
        Principal Bal0.00         0.00
Claims DCount        0.00         0.00
        Principal Bal0.00         0.00
                     0.00         0.00


iv) Delinquency Information for Mortgage Loans as of the end
 of the Prior Calendar Month (exclusive
of Mortgage Loans in Foreclosure and REO)
Group 1 Count        Sched Bal    Act Bal
All Loan402          135,946,382  136,024,567
30-59   3            1,686,382    1,688,622
60-89   0            0            0
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   3            1,686,382    1,688,622


Group 2 Count        Sched Bal    Act Bal
All Loan32           26,549,952   26,569,895
30-59   2            3,663,473    3,669,000
60-89   0            0            0
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   2            3,663,473    3,669,000


Group 3 Count        Sched Bal    Act Bal
All Loan951          357,642,039  357,831,938
30-59   11           3,143,835    3,148,409
60-89   0            0            0
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   11           3,143,835    3,148,409

                     Group 1      Group 2     Group 3
WAC                  7.430%       7.431%      7.515%
WA Net Rate          6.805%       6.862%      6.887%
WAM                  358          358         358

Sen %                0.9650       0.9650      0.9650
Sen PP%              1.0000       1.0000      1.0000
Sub %                0.0350       0.0350      0.0350
Sub PP%              0.0000       0.0000      0.0000

Stop Loss Amount at beginning of period       20,943,882
Reduction in Stop Loss Amount during current P0
Current Stop Loss Amount                      20,943,882


IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS



DISTRIBUTION SUMMARY
        Beginning
Class   Balance      Principal
III-A-1 225,000,000  742,460

                     Principal    Remaining
Class   Interest     Loss         Balance
III-A-1 696,094      0            224,257,540

                     Beginning
                     Current Prin Principal
Class   Cusip        Amount       Distribution
III-A-1 45660VAA5    1,000.00     3.30

                     Remaining
Class   Interest     Balance
III-A-1 3.09         996.70


Available Funds:
A)  Payments from Underlying Certificates (Classes III-A-1 and S)
                                              1,962,700
       Plus :  Swap Payment to the Grantor Trust
                                              0
       Minus:   Swap Payment from the Grantor Trust
                                              524,146
        Net Available Funds
                                              1,438,554

B)  Payments to Grantor Trust Certificates
                                              1,438,554
     Difference Between A & B                 0
Days in Interest Accrual Period   27
LIBOR+.35%                        4.125%
                                  SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                  Bank One, NA
                     By: /s/ Sandra Whalen
                     Name:        Sandra Whalen
                     Title:       Trust Officer
                                  Bank One

        Dated:       8/31/01